SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 10, 2001

                           Entheos Technologies, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Nevada                           0-30456                      98-0170247
------                           -------                      ----------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                             Identification
                                                              Number)

15 Wertheim Court, Suite 311, Richmond Hill, Ontario             L4B 3H7
----------------------------------------------------             -------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (905) 709-8240
                                                    --------------


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

None.


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ITEM 6.  Resignations of Registrant's Director's

On April 10th, 2001, the Company accepted the resignation of Mr. Gursh Kundan from the Board of Directors of Entheos Technologies, Inc. and as the Company's Secretary Treasurer. Mr. Kundan resigned from the Board for personal reasons. Replacing Mr. Kundan as a Director, as well as being appointed as the Company's Secretary Treasurer is Mr. Herdev S. Rayat. Since 1994, Mr. Rayat has served as President of Thor West Management Group, a privately held management and consulting services company.


ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Entheos Technologies, Inc.

                                           /s/ Kesar S. Dhalival
                                           ---------------------
                                           Kesar S. Dhaliwal, Director/President

                                           Date: April 10, 2001



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